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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 2 to Form S-1 of our report dated March 13, 2014 relating to the consolidated financial statements, which appears in Aastrom Biosciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Detroit, Michigan
September 8, 2014

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM